Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Emanuel N. Hilario, Vice President and Chief Financial Officer, in connection with the Report on Form 10-Q of Angelo and Maxie’s, Inc. for the quarterly period ended September 29, 2003, hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)                   The accompanying Report of Angelo and Maxie’s, Inc. on Form 10-Q for the quarterly period ended September 29, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934  and

2)                   The information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Angelo and Maxie’s, Inc.

/s/ EMANUEL N. HILARIO
Emanuel N. Hilario
Vice President and Chief Financial Officer
Dated: November 13, 2003

A signed original of this written statement required by Section 906 has been provided to Angelo and Maxie’s, Inc. and will be retained by Angelo and Maxie’s, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.